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                                                                   EXHIBIT 10.39



SEAFIRST BANK                                                  LOAN MODIFICATION
                                                                       AGREEMENT
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     This agreement amends the Revolving Note dated December 2, 1994 ("Note")
and Credit Agreement dated December 2, 1994 ("Credit Agreement"), each executed by UTILX CORPORATION ("Borrower") in favor of Bank of America National Trust and Savings Association, doing business as Seafirst Bank, successor by merger to Seattle-First National Bank and Bank of America NW, N.A. ("Bank"), regarding a loan in the maximum principal amount of $10,000,000 (the "Loan"). Capitalized terms used in this agreement shall have the meaning given in the Credit Agreement, as modified by any prior modification agreement. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:



1.   DEBT RATIO.    Section 7.4 of the Agreement is amended to change the
     maximum permitted ratio of Debt to Tangible Net Worth to 0.80 to 1, and to waive compliance with Section 7.4 for the period ending September 30, 1997 only.

2.   OTHER TERMS.   Except as specifically amended by this agreement or any
     prior amendment, all other terms, conditions, and definitions of the Note, Credit Agreement, and all other notes, security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.



     DATED as of November 10, 1997.

Bank:                                        Borrower:

SEAFIRST BANK                                UTILX CORPORATION

By: /s/           Terry Jones                By: /s/             Larry D. Pihl
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Title:         Vice President                Title:              VP, CFO
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